Exhibit 3.201

CERTIFICATE OF FORMATION

OF

CHARTER FIBERLINK – MARYLAND, LLC

1. The name of the limited liability company is Charter Fiberlink – Maryland, LLC.

2. The address of its registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, Delaware, 19808, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of Charter Fiberlink – Maryland, LLC this 26th day of September, 2003.

/s/ Janeen G. Domagalski
Janeen G. Domagalski
Authorized Person

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF FORMATION

OF

CHARTER FIBERLINK – MARYLAND, LLC

Charter Fiberlink – Maryland, LLC, a limited liability company organized and existing under and by virtue of the Limited Liability Company Act of the State of Delaware, DOES HEREBY CERTIFY:

1.	The named of the Limited Liability Company is Charter Fiberlink – Maryland, LLC.

2.	The Certificate of Formation of the Limited Liability Company is hereby amended as follows:

The name of the Limited Liability Company is changed to Charter Fiberlink – Massachusetts, LLC.

3.	That the aforesaid amendment was duly adopted in accordance with the applicable provisions in Section 18-202 of Title 6 of the Delaware Code.

IN WITNESS WHEREOF, said Limited Liability Company has caused this certificate to be signed by an authorized officer or director of the company this 29th day of September, 2003.

/s/ Marcy Lifton
Marcy Lifton, Authorized Person

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF FORMATION

OF

CHARTER FIBERLINK – MASSACHUSETTS, LLC

Charter Fiberlink – Massachusetts, LLC, a limited liability company organized and existing under and by virtue of the Limited Liability Company Act of the State of Delaware, DOES HEREBY CERTIFY:

1.	The named of the Limited Liability Company is Charter Fiberlink – Massachusetts, LLC.

2.	The Certificate of Formation of the Limited Liability Company is hereby amended as follows:

The name of the Limited Liability Company is changed to Charter Fiberlink MA-CCO, LLC.

3.	That the aforesaid amendment was duly adopted in accordance with the applicable provisions in Section 18-202 of Title 6 of the Delaware Code.

IN WITNESS WHEREOF, said Limited Liability Company has caused this certificate to be signed by an authorized officer or director of the company this 2nd day of October, 2003.

/s/ Marcy Lifton
Marcy Lifton, Authorized Person